June 22, 2020

VIA EDGAR
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:     Touchstone Funds Group Trust
File Nos. 033-70958 and 811-08104

Ladies and Gentlemen:

On behalf of Touchstone Funds Group Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information as supplemented, dated May 26, 2020, to the Prospectus dated January 30, 2020, for the Touchstone Sands Capital Select Growth Fund (the “Fund”), a series of the Registrant. The purpose of the filing is to submit the 497(e) filing dated May 26, 2020, and effective June 1, 2020 (Accession No. 0000914243-20-000055), in XBRL for the Fund.

If you have any questions about this matter please contact me at 513.357.6029.

Sincerely,

TOUCHSTONE FUNDS GROUP TRUST

/s/ Meredyth A. Whitford-Schultz
Meredyth A. Whitford-Schultz
Secretary